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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 10, 2003




                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


          Vermont                    0-26816                  03-0222230
(State or Other Jurisdiction of    (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)

                                  40 IDX Drive
                           South Burlington, VT 05403
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (802-862-1022)



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                             Exhibit Index on Page 2

ITEM 5.  OTHER EVENTS

         On April 10, 2003, the Company announced that it has entered into a definitive agreement whereby Total eMed, Inc. will acquire EDiX Corporation, a wholly owned subsidiary of the Company, for $64 million in cash. The transaction is expected to close in the second quarter and is subject to customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Act. The full text of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


  EXHIBIT NO.               DESCRIPTION                                 PAGE
  -----------               -----------                                 ----

  99.1                      IDX Press Release dated                     4
                            April 10, 2003

  99.2                      IDX Press Release dated                     7
                            April 10, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         This information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On April 10, 2003, the Company also announced updates to its 2003 revenue and earnings guidance resulting from the planned divestiture of its EDiX subsidiary. The full text of the Company's press release is filed as Exhibit
99.2 to this Current Report on Form 8-K and is incorporated herein by reference.















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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             IDX SYSTEMS CORPORATION
                             (Registrant)



Date:  April 14, 2003        By:  /S/ JOHN A. KANE
                                  ______________________________________________
                                  John A. Kane
                                  Sr. Vice President, Finance and Administration
                                  Chief Financial Officer and Treasurer

                                                                    EXHIBIT 99.1


IDX Systems Corporation                                  Total eMed
40 IDX Drive                                             720 Cool Springs Blvd.
P.O. Box 1070                                            Suite 200
Burlington, VT  05402-1070                               Franklin, Tenn.  37067
www.idx.com                                              www.totalemed.com
--------------------------------------------------------------------------------

Contacts:         IDX:                                   Total eMed
                  Margo Happer                           Linda Lifsey
                  Director - Investor Relations and      Manager - Corporate
                  Corporate Communications               Communications
                  802-859-6169                           615-261-1597

FOR IMMEDIATE RELEASE


                      IDX AGREES TO SELL EDIX TO TOTAL EMED

BURLINGTON, Vt. and FRANKLIN, Tenn. - April 10, 2003 - IDX Systems Corporation (Nasdaq:IDXC) and Total eMed, a medical transcription company based in Franklin, Tenn., have entered into a definitive agreement whereby Total eMed will acquire EDiX Corporation, a wholly owned subsidiary of IDX, for $64 million in cash. The transaction is expected to close in the second quarter and is subject to customary closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Act.

"This acquisition is an ideal strategic opportunity for Total eMed," said Steven
E. Simpson, Total eMed president and chief executive officer. "It will allow the combined companies to strengthen our core product and service offerings to the medical transcription market and continue to provide outstanding customer service. We are confident that, in partnership with EDiX's dedicated employees, we can provide a smooth transition to EDiX's customers. As with our current customers, we will strive to improve turnaround time and increase quality while holding down costs."

"We are pleased to enter into this agreement with Total eMed, a company that shares our core values of customer success and employee opportunity," said Richard E. Tarrant, Chairman of IDX. "We believe Total eMed will be good for EDiX, its customers and its employees. IDX will continue to focus on its flagship offerings - Flowcast, Groupcast, Carecast and Imagecast - which we believe present significant potential for both revenue and earnings growth."

ABOUT TOTAL EMED
Total eMed is a leading provider of outsourced electronic medical transcription and one of the first to utilize a completely web-based system connecting physicians to experienced medical transcriptionists on a highly secure virtual private network. Total eMed uses integrated voice, text and data to connect physicians and medical transcriptionists. Founded in 1998, Total eMed is a private company based in Franklin, Tenn.



ABOUT IDX
Founded in 1969, IDX Systems Corporation provides information technology solutions to maximize value in the delivery of healthcare, improve the quality of patient service, enhance medical outcomes, and reduce the costs of care. IDX supports these objectives with a broad range of complementary and functionally rich products installed at 3,600 customer sites. Customers include 138,000 physicians who utilize practice management systems to improve patient care and other workflow processes. IDX Systems are installed at:

         380 Integrated delivery networks (IDNs) representing more than 700 hospitals 175 large group practices with more than 200 physicians 665 mid-size group practices with less than 200 physicians

The IDX web strategy includes browser technology, e-commerce and web-based tools -- built using Internet architecture -- that facilitates access for patients, physicians and care providers to vital health information and data managed by the IDX clinical, administrative, financial, and managed care products. EDiX Corporation, an IDX subsidiary, offers medical transcription and clinical documentation services to physicians groups and hospital customers. IDX has approximately 5,000 full-time employees.


ABOUT EDIX
EDiX is a leading provider of outsourced medical transcription. Dedicated to delivering the highest level of customer service, quality, accuracy and faster turnaround time - via a nationwide network of professional medical transcriptionists - EDiX offers 365/24/7 customer care, proprietary real-time monitoring system and advanced transcription technologies. EDiX partners with customers to increase quality and decrease costs associated with medical transcription and document management. The company delivers medical transcription services to more than 100,000 physicians at more than 250 health systems throughout the U.S. and Canada. EDiX is wholly owned subsidiary of IDX Systems Corporation


THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS ABOUT IDX SYSTEMS CORPORATION THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THE STATEMENTS RELATING TO THE PROBABILITY AND EXPECTED TIMING OF THE CLOSING OF THE SALE OF EDIX. AMONG THE IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS ARE UNCERTAINTIES IN DIFFICULTIES IN DEVELOPING NEW SERVICES,

INCLUDING THE IDX ECOMMERCE SERVICES GATEWAY SYSTEM, DIFFICULTIES IN IMPLEMENTING SYSTEMS, POSSIBLE DEFERRAL, DELAY OR CANCELLATION BY CUSTOMERS OF COMPUTER SYSTEM OR SERVICE PURCHASE DECISIONS, POSSIBLE DELAY OF SYSTEM INSTALLATIONS AND SERVICE IMPLEMENTATIONS, DEVELOPMENT BY COMPETITORS OF NEW OR SUPERIOR TECHNOLOGIES, CHANGING ECONOMIC, POLITICAL AND REGULATORY INFLUENCES ON THE HEALTHCARE AND E-COMMERCE INDUSTRIES, POSSIBLE DISRUPTIONS IN THE NATIONAL ECONOMY CAUSED BY TERRORIST ACTIVITIES AND FOREIGN CONFLICTS, CHANGES IN PRODUCT PRICING POLICIES, GOVERNMENTAL REGULATION OF IDX'S SOFTWARE AND OPERATIONS, THE POSSIBILITY OF PRODUCT-RELATED LIABILITIES, AND FACTORS DETAILED FROM TIME TO TIME IN IDX'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IMPORTANT FACTORS ARE INCORPORATED HEREIN BY REFERENCE. IDX UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS, OR CHANGES IN FUTURE OPERATING RESULTS, FINANCIAL CONDITION OR BUSINESS OVER TIME
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


                                                                    EXHIBIT 99.2

IDX Systems Corporation
40 IDX Drive
P.O. Box 1070
Burlington, VT  05402-1070
www.idx.com
------------------------------------------------------------------------

Contact:   Margo Happer
           Director - Investor Relations and
           Corporate Communications
           802-859-6169

FOR IMMEDIATE RELEASE


                             IDX SYSTEMS CORPORATION
                   UPDATES 2003 REVENUE AND EARNINGS GUIDANCE


BURLINGTON, VT - April 10, 2003 - IDX Systems Corporation (NASDAQ:IDXC) today provided revenue and earnings guidance resulting from the planned divestiture of its EDiX subsidiary, announced separately today.

IDX had previously given 2003 revenue guidance of $530 million and earnings per share guidance of $0.77. This guidance assumed EDiX revenue contribution of $124
- $130 million and earnings per share contribution of $0.04. Accordingly, with the EDiX divestiture and unchanged guidance in its core business, IDX 2003 guidance will be $400 - $406 million with earnings per share guidance of $0.73. Guidance assumes no special items in 2003.

IDX also announced it is comfortable with first quarter 2003 earnings per share guidance of $0.13. First quarter earnings will be announced prior to market open on April 30, 2003.

Earlier today, IDX announced it has agreed to sell EDiX Corporation, a wholly owned subsidiary of IDX to Total eMed, a privately held leader in medical transcription services. The price for EDiX is $64 million in cash.



ABOUT IDX
Founded in 1969, IDX Systems Corporation provides information technology solutions to maximize value in the delivery of healthcare, improve the quality of patient service, enhance medical outcomes, and reduce the costs of care. IDX supports these objectives with a broad range of complementary and functionally rich products installed at 3,600 customer sites. Customers include 138,000 physicians who utilize practice management systems to improve patient care and other workflow processes. IDX Systems are installed at:

         380 Integrated delivery networks (IDNs) representing more than 700 hospitals 175 large group practices with more than 200 physicians 665 mid-size group practices with less than 200 physicians

The IDX web strategy includes browser technology, e-commerce and web-based tools -- built using Internet architecture -- that facilitates access for patients, physicians and care providers to vital health information and data managed by the IDX clinical, administrative, financial, and managed care products. EDiX Corporation, an IDX subsidiary, offers medical transcription and clinical documentation services to physicians groups and hospital customers. IDX has approximately 5,000 full-time employees.


THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS ABOUT IDX SYSTEMS CORPORATION THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING STATEMENTS RELATING TO THE PROBABILITY AND EXPECTED TIMING OF THE CLOSING OF THE SALE OF EDIX. AMONG THE IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS ARE UNCERTAINTIES IN DIFFICULTIES IN DEVELOPING NEW SERVICES, INCLUDING THE IDX ECOMMERCE SERVICES GATEWAY SYSTEM, DIFFICULTIES IN IMPLEMENTING SYSTEMS, POSSIBLE DEFERRAL, DELAY OR CANCELLATION BY CUSTOMERS OF COMPUTER SYSTEM OR SERVICE PURCHASE DECISIONS, POSSIBLE DELAY OF SYSTEM INSTALLATIONS AND SERVICE IMPLEMENTATIONS, DEVELOPMENT BY COMPETITORS OF NEW OR SUPERIOR TECHNOLOGIES, CHANGING ECONOMIC, POLITICAL AND REGULATORY INFLUENCES ON THE HEALTHCARE AND E-COMMERCE INDUSTRIES, POSSIBLE DISRUPTIONS IN THE NATIONAL ECONOMY CAUSED BY TERRORIST ACTIVITIES AND FOREIGN CONFLICTS, CHANGES IN PRODUCT PRICING POLICIES, GOVERNMENTAL REGULATION OF IDX'S SOFTWARE AND OPERATIONS, THE POSSIBILITY OF PRODUCT-RELATED LIABILITIES, AND FACTORS DETAILED FROM TIME TO TIME IN IDX'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IMPORTANT FACTORS ARE INCORPORATED HEREIN BY REFERENCE. IDX UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS, OR CHANGES IN FUTURE OPERATING RESULTS, FINANCIAL CONDITION OR BUSINESS OVER TIME
                                       ###










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